Common Stock	12 Months Ended
Dec. 31, 2020
Equity [Abstract]
Common Stock
2. COMMON STOCK
MediaCo has authorized Class A common stock, Class B common stock, and Class C common stock. The rights of these three classes are essentially identical except that each share of Class A common stock has one vote with respect to substantially all matters, each share of Class B common stock has 10 votes with respect to substantially all matters, and each share of Class C common stock has no voting rights with respect to substantially all matters. At December 31, 2019 all Class A common stock outstanding was owned by Emmis. Emmis distributed all of these shares of Class A common stock to its shareholders on January 17, 2020. All Class B common stock outstanding is owned by SG Broadcasting. At December 31, 2019 and December 31, 2020, no shares of Class C common stock were issued or outstanding.